UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 7, 2017

Date of Report (date of earliest event reported)

GIGCAPITAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3000 El Camino Real

Building 4, Suite 232

Palo Alto, CA 94306

(Address of principal executive offices)

(650)352-7580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 7, 2017, the initial registration statement on Form S-1, as amended (File No. 333-221581) (the “Initial Registration Statement”) filed by GigCapital, Inc., a Delaware corporation (the “Company”), in connection with its initial public offering (“IPO”) was declared effective by the Securities and Exchange Commission. On December 8, 2017, a subsequent registration statement on Form S-1 (File No. 333-221948) filed by the Company pursuant to Section 462(b) of the Securities Act of 1933, as amended, and also in connection with the Company’s IPO (together with the Initial Registration Statement, the “Registration Statements”), was declared effective. On December 12, 2017, the Company consummated its IPO, resulting in the issuance of an aggregate of 12,500,000 units (the “Public Units”). Each Public Unit consists of one share of common stock, $0.0001 par value (“Common Stock”), three-quarters ( 3⁄4) of one warrant to purchase one share of Common Stock (“Public Warrant”), and one right to receive one-tenth ( 1⁄10) of one share of Common Stock upon the Company’s completion of an initial business combination. Each whole Public Warrant is exercisable for one share of Common Stock at a price of $11.50 per full share. The Public Units were sold at an offering price of $10.00 per unit, and the IPO generated aggregate gross proceeds of $125,000,000. The Company has granted the underwriters a 45-day option to purchase up to 1,875,000 additional Public Units solely to cover over-allotments, if any.

In connection with the effectiveness of the Registration Statements and the closing of the IPO, the Company entered into the following agreements:

•	an Underwriting Agreement, dated December 7, 2017, between the Company and Cowen and Company, LLC, as representative of the several underwriters named therein;

•	a Business Combination Marketing Agreement, dated December 7, 2017, between the Company, Cowen and Company, LLC and Chardan Capital Markets, LLC;

•	a Letter Agreement, dated December 7, 2017, by and between the Company, GigAcquisitions, LLC, a Delaware limited liability company (“Sponsor”), Cowen Investments LLC, a Delaware limited liability company (“Cowen Investments”), Irwin Silverberg (“Silverberg”), Jeffrey Bernstein (“Bernstein” and, together with Sponsor, Cowen Investments, Silverberg and Bernstein, the “Founders”);

•	a Letter Agreement, dated December 7, 2017, by and between the Company and each of its executive officers, directors and director nominees;

•	an Omnibus Second Amendment to Founder Share Subscription Agreements, dated December 7, 2017, by and between the Company and each of the Founders;

•	a Unit Purchase Agreement, dated December 7, 2017, by and between the Company and Sponsor;

•	a Unit Purchase Agreement, dated December 7, 2017, by and between the Company and Cowen Investments;

•	a Unit Purchase Agreement, dated December 7, 2017, by and between the Company and Silverberg;

•	a Unit Purchase Agreement, dated December 7, 2017, by and between the Company and Bernstein;

•	a Registration Rights Agreement, dated December 7, 2017, between the Company, each Founder and each of the Company’s executive officers, directors and director nominees;

•	an Indemnity Agreement, dated December 7, 2017, between the Company and Avi S. Katz;

•	an Indemnity Agreement, dated December 7, 2017, between the Company and Barrett Daniels;

•	an Indemnity Agreement, dated December 7, 2017, between the Company and Neil Miotto;

•	an Indemnity Agreement, dated December 7, 2017, between the Company and John Mikulsky;

•	an Indemnity Agreement, dated December 7, 2017, between the Company and Peter S. Wang;

•	an Indemnity Agreement, dated December 7, 2017, between the Company and Jack E. Porter;

•	an Insider Shares Grant Agreement, dated December 7, 2017, between the Company and Barrett Daniels;

•	an Insider Shares Grant Agreement, dated December 7, 2017, between the Company and John Mikulsky;

•	an Insider Shares Grant Agreement, dated December 7, 2017, between the Company and Peter S. Wang;

•	an Insider Shares Grant Agreement, dated December 7, 2017, between the Company and Jack E. Porter;

•	an Investment Management Trust Agreement, dated December 12, 2017, between the Company and Continental Stock Transfer & Trust Company;

•	a Warrant Agreement, dated December 12, 2017, between the Company and Continental Stock Transfer & Trust Company; and

•	a Right Agreement, dated December 12, 2017, between the Company and Continental Stock Transfer & Trust Company.

The material terms of each of the foregoing agreements are described in the prospectus that forms a part of the Registration Statements, and the descriptions of such terms are incorporated herein by reference. Each of the foregoing agreements are attached hereto as exhibits to this Current Report on Form 8-K, as enumerated below in the table set forth in response to Item 9.01.

Item 3.02. Unregistered Sales of Equity Securities.

Upon the effectiveness of the Initial Registration Statement, the Company and each of the Founders entered into that certain Omnibus Second Amendment to Founder Shares Subscription Agreements (the “Second Amendment”), pursuant to which the Founders forfeited, on a pro rata basis, for no consideration, and the Company immediately cancelled, an aggregate of 718,750 Founder Shares (as defined in the Initial Registration Statement). After giving effect to the transactions contemplated by the Second Amendment, Sponsor holds 2,856,607 Founder Shares, of which 379,464 shares are subject to forfeiture if the underwriters’ over-allotment option is not fully exercised; Cowen Investments holds 470,500 Founder Shares, of which 62,500 shares are subject to forfeiture if the underwriters’ over-allotment option is not fully exercised; Silverberg holds 181,479 Founder Shares, of which 24,108 shares are subject to forfeiture if the underwriters’ over-allotment option is not fully exercised; and Bernstein holds 20,164 Founder Shares, of which 2,678 shares are subject to forfeiture if the underwriters’ over-allotment option is not fully exercised. The Second Amendment is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Upon the effectiveness of the Initial Registration Statement, the Company granted an aggregate of 65,000 shares of Common Stock to its executive officers and directors, pursuant to the respective Insider Shares Grant Agreements identified above (the “Insider Shares Grant Agreements”). Barrett Daniels, the Company’s Vice President and Chief Financial Officer, received 5,000 shares of Common Stock; and, John Mikulsky, Peter S. Wang and Jack E. Porter, each of whom is now a director of the Company, received 20,000 shares of Common Stock. The material terms of the Insider Shares Grant Agreements are set forth in the Initial Registration Statement and incorporated by reference herein.

Simultaneously with the closing of the IPO and the sale of the Public Units, the Company consummated the private placement (“Private Placement”) of 489,500 units (the “Private Placement Units”), at a price of $10.00 per Private Placement Unit, with each of the Founders, pursuant to the respective Unit Purchase Agreements identified above (the “Unit Purchase Agreements”). Among the Founders, Sponsor purchased 356,000 Private Placement Units; Cowen Investments purchased 89,000 Private Placement Units; Silverberg purchased 40,050 Private Placement Units; and Bernstein purchased 4,450 Private Placement Units. The Private Placement generated aggregate gross proceeds of $4,895,000. The Private Placement Units are substantially similar to the Public Units, except for certain differences in the warrants included in the Private Placement Units (the “Private Placement Warrants”). Unlike the Public Warrants, if held by the original holder or its permitted transferees, the Private Placement Warrants (i) may be exercised for cash or on a cashless basis at such time as they become exercisable, (ii) are not redeemable by the Company, and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until thirty (30) days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than its initial holders or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by holders on the same basis as the Public Warrants, except as set forth in the Initial Registration Statement. The material terms of the Unit Purchase Agreements are set forth in the Initial Registration Statement and incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the effectiveness of the initial Registration Statement, the following individuals were appointed to the Board of Directors of the Company: John Mikulsky, Peter S. Wang and Jack E. Porter. Additional information regarding, among other things, each individual’s background and board committee memberships, as well as director compensatory arrangements is contained in the Initial Registration Statement and incorporated by reference herein.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2017, the Company filed its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) in the State of Delaware. The terms of the Amended and Restated Certificate of Incorporation are set forth in the prospectus that forms a part of the Registration Statements and are incorporated by reference herein. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

A total of $125,000,000 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public stockholders at JPMorgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay taxes, none of the funds held in the trust account will be released until the earlier of: (i) the completion of the Company’s initial business combination, (ii) the redemption of the Common Stock issued by the Company in the IPO in connection with a stockholder vote to amend any provisions of the Amended and Restated Certificate of Incorporation relating to Company’s pre-initial business combination activity and associated stockholders’ rights, or (iii) the redemption of 100% of the Common Stock issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 15 months from the closing of the IPO (or 18 months, if the time period for completion is so extended in accordance with the provisions of the Amended and Restated Certificate of Incorporation).

On December 12, 2017, the Company issued a press release announcing the consummation of the IPO. A copy of such press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated December 7, 2017, between the Company and Cowen and Company, LLC, as representative of the several underwriters named therein

1.2	Business Combination Marketing Agreement, dated December 7, 2017, between the Company, Cowen and Company, LLC and Chardan Capital Markets, LLC

3.1	Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated December 12, 2017, between the Company and Continental Stock Transfer & Trust Company

4.2	Right Agreement, dated December 12, 2017, between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated December 7, 2017, by and between the Company and each of the Founders

10.2	Letter Agreement, dated December 7, 2017, by and between the Company and each of its executive officers, directors and director nominees

10.3	Omnibus Second Amendment to Founder Share Subscription Agreements, dated December 7, 2017, by and between the Company and each of the Founders

10.4	Unit Purchase Agreement, dated December 7, 2017, by and between the Company and Sponsor

10.5	Unit Purchase Agreement, dated December 7, 2017, by and between the Company and Cowen Investments

10.6	Unit Purchase Agreement, dated December 7, 2017, by and between the Company and Irwin Silverberg

10.7	Unit Purchase Agreement, dated December 7, 2017, by and between the Company and Jeffrey Bernstein

10.8	Registration Rights Agreement, dated December 7, 2017, between the Company, each Founder and each of the Company’s executive officers, directors and director nominees

10.9	Indemnity Agreement, dated December 7, 2017, between the Company and Avi S. Katz

10.10	Indemnity Agreement, dated December 7, 2017, between the Company and Neil Miotto

10.11	Indemnity Agreement, dated December 7, 2017, between the Company and Barrett Daniels

10.12	Indemnity Agreement, dated December 7, 2017, between the Company and John Mikulsky

10.13	Indemnity Agreement, dated December 7, 2017, between the Company and Peter S. Wang

10.14	Indemnity Agreement, dated December 7, 2017, between the Company and Jack E. Porter

10.15	Insider Shares Grant Agreement, dated December 7, 2017, between the Company and Barrett Daniels

10.16	Insider Shares Grant Agreement, dated December 7, 2017, between the Company and John Mikulsky

10.17	Insider Shares Grant Agreement, dated December 7, 2017, between the Company and Peter S. Wang

10.18	Insider Shares Grant Agreement, dated December 7, 2017, between the Company and Jack E. Porter

10.19	Investment Management Trust Agreement, dated December 12, 2017, between the Company and Continental Stock Transfer & Trust Company

99.1	Press Release, dated December 12, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Dr. Avi S. Katz
Name:	Dr. Avi S. Katz
Title:	Chief Executive Officer, President and Executive Chairman of the GigCapital, Inc. Board (Principal Executive Officer)

Date: December 12, 2017